Portfolio of Investments
Multisector Bond SMA Completion Portfolio, November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 18.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	190,000	190,631
Exeter Automobile Receivables Trust(a)
Series 2019-2A Class C
03/15/2024	3.300%	200,000	203,336
Total Asset-Backed Securities — Non-Agency (Cost $394,654)			393,967
Money Market Funds 77.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	1,630,302	1,630,302
Total Money Market Funds (Cost $1,630,139)		1,630,302
Total Investments in Securities (Cost: $2,024,793)		2,024,269
Other Assets & Liabilities, Net		80,363
Net Assets		2,104,632
At November 30, 2019, securities and/or cash totaling $84,135 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	4	03/2020	USD	475,875	—	(69)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(5)	03/2020	USD	(646,797)	737	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	2.040	USD	440,000	(82)	—	—	—	(82)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.248	USD	420,000	7,152	—	—	7,152	—
Total								7,070	—	—	7,152	(82)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Multisector Bond SMA Completion Portfolio | Quarterly Report 2019	1

Portfolio of Investments   (continued)
Multisector Bond SMA Completion Portfolio, November 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $393,967, which represents 18.72% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	—	2,123,956	(493,654)	1,630,302	—	163	2,675	1,630,302
Currency Legend
USD	US Dollar
Investments are valued using policies described below:
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
2	Multisector Bond SMA Completion Portfolio | Quarterly Report 2019